Filed with the Securities and Exchange Commission on April 27, 2006
1933 Act Registration File No. 2-10822
1940 Act File No. 811-00515

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64	☒

THE WALL STREET FUND, INC.
(Exact Name of Registrant as Specified in Charter)

230 Park Avenue, Suite 1635, New York, New York 10169
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (212) 856-8200

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue
New York, New York 10169
(Name and Address of Agent for Service)

Copies of all communications to:
Richard Teigen, Esq.
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Rodney A. DeWalt, Esq.
U.S. Bancorp Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2006 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

___________________
PROSPECTUS
___________________
April 30, 2006

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635, New York, New York 10169

The Fund seeks to produce growth of capital by
investing principally in a diversified portfolio of
growth-oriented common stocks.

Please read this Prospectus and keep it for future reference.
It contains important information, including information on how
The Wall Street Fund invests and the services it offers to shareholders.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE WALL STREET FUND, INC. 230 Park Avenue, Suite 1635 New York, New York 10169 (212) 856-8250 • 1-800-443-4693 http://www.thewallstreetfund.com e-mail: mrl@thewallstreetfund.com

INVESTMENT OBJECTIVE AND POLICIES

The Wall Street Fund, Inc.’s (the “Fund”) primary investment objective is to produce growth of capital. The Fund attempts to achieve its investment objective by investing principally in a diversified portfolio of common stocks considered by Wall Street Management Corporation (the “Adviser” or “WSMC”) to offer prospects of sustained growth in value. The Fund may also hold convertible securities, preferred stocks, U.S. government securities, corporate bonds and foreign securities as deemed appropriate by the Adviser. Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation. The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying and convertible securities. There can be no assurance that the Fund’s investment objectives will be achieved.

Investments in general will be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain a growth-oriented style of investing in a portfolio mixture of large, medium and small capitalization companies, subject to the Fund’s investment restrictions and diversification status.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow and earnings growth which are actually or expected to be superior to those of the average company. While price earnings (“P/E”) ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks. In the opinion of the investment adviser, P/E ratios are important in relation to the aforementioned financial ratios. In addition, the Fund selects convertible securities based on future growth potential and high current income at the time of purchase.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

•	Careful selection of securities-based on the performance and position of individual companies and their industries relative to alternative investments.

•	Broad diversification among industries and their companies-fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

•	Continuous scrutiny of investments-realization of security values depends upon many factors, including timing, trends of the market, and the economy.

Temporary Investments
The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal because it may not invest or may invest less in securities of companies that the Adviser believes are undervalued in the marketplace relative to underlying asset values.

RISK FACTORS

The Fund is not designed to offer a complete or balanced investment program and is not suitable for all investors. Common stocks fluctuate in price. This means that the value of your investment in the Fund will go up and down and you could lose money on your investment. The Adviser, in order to help achieve diversification of risk, rarely makes investments of more than 3% of the Fund’s net asset value at cost in any one security.

Stocks
While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller Companies
Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Fund may also choose to hold investments in companies that were once small and have become larger due to growth in their business.

Foreign Securities
Although not a principal investment strategy, the Fund may also invest a percentage of its assets in foreign securities, typically through limited investments in American Depositary Receipts (ADRs). American depositary receipts evidence ownership in foreign equity securities that are traded on domestic exchanges. The Fund may, however, to a limited extent invest directly in foreign securities. Investments in these types of securities involve certain inherent risks, such as heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. There is also the risk of unpredictable government confiscation of company assets and/or other controls. Finally, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards.

Portfolio Turnover Risk
A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund’s performance.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting The Wall Street Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-443-4693 and on the SEC’s website at www.sec.gov.

PAST PERFORMANCE

The bar chart and table below show the Fund’s annual returns and its long-term performance. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates how the Fund’s average annual total returns for certain periods compared with those of the Russell 1000 Growth Index and the Russell 3000 Growth Index. Both the bar chart and the table assume that all dividends and capital gain distributions have been reinvested in new shares of the Fund. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Best Quarter Q4 ‘99 = 40.83%
Worst Quarter Q3 ‘01 = -27.77%

Average Annual Total Return as of December 31, 2005:

The Wall Street Fund(1)	1 Year	5 Years	10 Years
Return Before Taxes	7.54%	-3.29%	7.37%
Return After Taxes on Distributions	7.54%	-3.40%	5.60%
Return After Taxes on Distributions and Sales of Fund Shares	4.90%	-2.84%	5.70%
Russell 1000 Growth Index(2)	5.26%	-3.58%	6.73%
Russell 3000 Growth Index(3)	5.17%	-3.15%	6.48%

___________
(1)	The Fund was launched on December 23, 1945.
(2)	Source: Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index reflects the payment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.
(3)
Source: Frank Russell Company. The Russell 3000 Growth Index which is defined as a broad-based index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  The performance of the Russell 3000 Growth Index reflects the payment of dividends and capital gains, but does not reflect the deduction of any investment management fees, other expenses or taxes.

After Tax Disclosure
The Wall Street Fund’s after-tax returns as shown in the above table are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The "Return After Taxes on Distributions and Sales of Fund Shares" assumes the sale of all the shareholders' shares on December 31, 2005.  In certain cases, the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information may not apply to your investment.

FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.21%(1)
Total Annual Fund Operating Expenses	1.71%
Less: Fee Waiver/ Expense Reimbursement(2)	0.00%
Net Annual Fund Operating Expenses	1.71%

(1)	Includes a 0.25% shareholder servicing fee.
(2)
Pursuant to an expense cap agreement effective through February 28, 2006, and approved annually by the Board of Directors, between the Adviser and the Fund, the Adviser has agreed to limit the Fund’s total expenses to 2% of the first $10,000,000, 1.50% of the next $20,000,000 and 1% of any balance of the average daily net assets of the Fund.

Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest dividends and distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

HOW TO PURCHASE SHARES

Minimum Initial Investment
You may open a Fund account with a minimum investment of the following amounts:
•	$1,000 or more for regular accounts (including IRA accounts)
•	$1,000 or more for automatic investment plans

Minimum Additional Investment
You may make subsequent investments to your Fund account at any time with the following minimum:

•	$100 or more

Good Order Purchase Requests:
When making a purchase request, make sure your request is in good order. “Good order” means your request includes:

▪	the name of the Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to The Wall Street Fund, Inc.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

How Purchases may be Made

Through a broker/dealer or other intermediary
You can purchase shares of the Fund through asset management programs or services offered or administered by broker-dealers, fee-based financial planners, financial institutions or other service providers that have entered into agreements with the Fund. Once you have opened your account with your intermediary, you must purchase all additional shares through your intermediary. The intermediary is responsible for sending your purchase order to the Fund’s transfer agent and will become the shareholder of record. Please keep in mind that your broker-dealer or other intermediary may charge additional fees for its services.

By mail
You can purchase shares of the Fund directly from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC. To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to “The Wall Street Fund, Inc.” No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

	Regular Mail The Wall Street Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery The Wall Street Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-800-443-4693 if you need additional assistance when completing your application.

If an investor does not provide the transfer agent with sufficient information for the transfer agent to establish a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction for the account until the investor provides the transfer agent with the necessary information. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Wall Street Fund, Inc. generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO/FPO addresses.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 12 days, call the Fund toll-free at 1-800-443-4693 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. Your purchase will take place at the net asset value determined on the day your order is placed, provided that your order is received prior to 4 p.m. Eastern time.

By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit:
The Wall Street Fund, Inc.
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the transfer agent at 1-800-443-4693 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Through an automatic investment plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $1,000. Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100. You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the transfer agent five business days prior to effective date.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents. “Good order” means your letter of instruction includes:

▪	the name of the Fund
▪	the dollar amount or the number of shares to be redeemed
▪	signatures of all registered shareholders exactly as the shares are registered
▪	the account number

How Redemptions may be Made

Before selling recently purchased shares, please note that if the transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Through a broker/ dealer or other intermediary
If you purchased your shares through a broker-dealer or other financial intermediary, your redemption order should be placed through the same organization. Your broker or financial consultant is responsible for sending your redemption order to the Fund’s transfer agent on a timely basis. Please keep in mind that your broker or financial consultant may charge additional fees for its services.

By mail
If you purchased your shares directly from the Fund’s transfer agent, you should send your written redemption request to the address below. Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all account holders sign the letter. Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization). Please see the Statement of Additional Information for more information.

	Regular Mail The Wall Street Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery The Wall Street Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202
The Fund’s transfer agent may require a signature guarantee for certain redemptions. Please see the “Signature Guarantees” section on the following page for further details.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount up to $50,000, but not less than $100, by calling 1-800-443-4693. You may have a check sent to the address of record, or proceeds may be wired or sent via electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Wires are subject to a $15 fee paid by the investor. There is no charge when proceeds are sent via the ACH system; however credit may not be available for two to three days. In order to have proceeds sent via ACH, your bank or financial institution must be a member of the Automated Clearing House. A signature guarantee is required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded.

Through a systematic withdrawal plan
If you own shares with a value of $15,000 or more, you may participate in the systematic withdrawal plan. The systematic withdrawal plan allows you to make automatic withdrawals from your Fund account at regular intervals. The minimum withdrawal amount is $250. Money can be transferred from your Fund account to your bank account or proceeds can be mailed to you in the form of a check. In order to establish this option, please submit a written request with a signature guarantee. A voided check will be required if you intend to have proceeds sent via electronic funds transfer to your bank account. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

Signature Guarantees - A signature guarantee of each owner is required to redeem shares in the following situations:

▪	If you change ownership on your account.
▪	When you want the redemption proceeds sent to a different address than that registered on the account.
▪	If the proceeds are to be made payable to someone other than the account’s owner(s).
▪	Any redemption transmitted by federal wire transfer to a bank other than your bank of record.
▪	If a change of address request has been received by the Fund’s transfer agent within the last 15 days.
▪	For all redemptions greater than $50,000 from any shareholder account.
▪	When adding or changing any automated bank instructions on an account.
▪	When adding the telephone redemption option to an existing account.

In addition to the situations described above, the Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situations.

Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (“SEC”). Notaries cannot provide signature guarantees.

We may waive these requirements in certain instances where it appears reasonable to do so and it will not unduly affect the interests of other shareholders.

Corporations, Trusts and Other Entities - Additional documentation is normally required in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity. Such documentation may include certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund. Your redemption will not become effective until we have received all documents in the form required. It is your responsibility as the shareholder to maintain such documentation on file and in a current status. If you have questions concerning redemption requirements, please write or telephone us well ahead of an anticipated redemption in order to avoid any possible delay.

Individual Retirement Accounts (“IRAs”) - Shareholders who redeem shares held in an IRA must indicate on their redemption requests whether or not to withhold federal income taxes. If not, this type of redemption will be subject to federal income tax withholding.

POLICY AND PROCEDURES TO PREVENT SHORT-TERM TRADING AND MARKET TIMING

The Fund is intended for long-term investors and discourages excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies, harm fund performance and create additional transaction costs that are borne by all shareholders.

Accordingly, the Board of Directors of the Fund has developed and adopted a market timing policy under which the Fund and the transfer agent will take steps to reduce the frequency and effect of these activities in the Fund, which includes monitoring trading activity. The Fund monitors shareholder redemptions for market timing activity. If such monitoring reveals excessive short-term trading or other abusive trading practices, the Fund will exercise its right to reject purchase orders from such investors. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. To minimize the harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order from any shareholder the Fund believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. The Fund or the transfer agent may notify the investor that a purchase order has been rejected after the day the order is placed or after acceptance by the intermediary.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund reserves the right to:

▪	Vary or waive any minimum investment requirement.
▪	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
▪	Suspend your right to redeem shares or postpone the date of payment beyond the normal seven-day period under emergency circumstances or when the New York Stock Exchange (“NYSE”) is closed.
▪
Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

▪
Redeem all shares in your account if your balance falls below the Fund’s minimum. If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

▪	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.
▪	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
▪
Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

▪	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the request to:

The Wall Street Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SHAREHOLDER SERVICES

The following services are also available to shareholders through the Adviser:

•	Uniform Transfers (Gifts) to Minors accounts
•	Accounts for corporations or partnerships
•	Prototype Retirement Plans suitable for the self-employed, including sole proprietors, partnerships and corporations.
•	Traditional IRA
•	Roth IRA
•	Coverdell Educational Savings Account
•	Simplified Employee Pensions (SEPs)

To obtain the appropriate disclosure documentation and complete information on how to open a retirement account, call 1-800-443-4693.

SHAREHOLDER SERVICING AGREEMENT

The Fund has entered into a shareholder servicing agreement (a “Servicing Agreement”) with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received in good order (as defined above). The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except on days on which the NYSE is closed for trading. The net asset value per share calculation is made by subtracting from the Fund’s total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors. The fair value of a security is the amount, which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in a particular security was halted during the day and not resumed prior to the close of trading on the NYSE.

Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the net asset value of the Fund. If events which materially affect the value of foreign securities, if any, held by the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at “fair value” as described above.

MANAGEMENT OF THE FUND

The Fund’s investment adviser and principal underwriter, WSMC, located at 230 Park Avenue, Suite 1635, New York, New York 10169, was founded in 1954. Together the Adviser and its affiliates managed over $270.3 million in assets as of March 31, 2006. The Adviser provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.

The person responsible for the Fund’s management is Robert P. Morse, President and Sole Director of the Adviser. Mr. Morse has been responsible for the day-to-day management of the Fund since 1984 and has more than thirty (30) years’ experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets. Mr. Morse is a co-founder of Morse, Williams & Company, an investment adviser established in 1981 and an affiliate of WSMC. In addition to his responsibilities as President and portfolio manager, Mr. Morse serves as the Firm’s chief investment strategist. Prior to founding Morse, Williams & Company and managing the Fund, Mr. Morse was a partner at William G. Campbell & Co. and a divisional vice-president at American Express.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

An annual rate of 0.50% of the Fund’s average daily net assets is payable to the Adviser for these services under the Fund’s investment advisory agreement. The Adviser has also agreed to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) over 2.00% of the first $10 million, 1.50% of the next $20 million and 1.00% of any balance of the average daily net assets of the Fund. The advisory fee paid for 2005 as a percentage of average net assets was 0.50%, net of waiver. A discussion regarding the factors considered by the Fund’s Board of Directors in continuing the investment advisory agreement with the Adviser is included in the Fund’s annual report.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. Please note, however, that the objective of the Fund is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

The Wall Street Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

The election is effective for distributions with a dividend record date on or after the date on which the Fund receives notice of the election.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2005 has been audited by Cohen McCurdy, Ltd. The Fund’s audit report, along with the financial statements, is included in the annual report, which is available upon request.  The information for the years indicated prior to December 31, 2005 was audited by another independent registered public accounting firm.

(For a fund share outstanding throughout each period)
Year Ended December 31,

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Per Share Data:
Net asset value, beginning of period	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96	$8.19
Income from investment operations:
Net investment loss[1]	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gains (losses)
on investments	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73	2.39	(0.13)	0.98
Total from investment operations	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63	2.28	(0.21)	0.92
Less distributions:
Distributions from net realized gains
from security transactions	—	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)
Total distributions	—	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)

Net asset value, end of period	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96

Total return[2]	7.54%	7.26%	49.90%	(36.34%)	(23.15%)	3.41%	62.88%	31.40%	(2.37%)	11.45%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118	$18,319	$15,577	$15,939
Ratio of operating expenses to average net assets, before reimbursement	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%	1.89%	1.82%	1.84%
Ratio of net operating expenses to average net assets, net of reimbursement	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80%[3]	1.89%[3]	1.82%	1.82%
Ratio of net investment loss
to average net assets, before reimbursement	(0.69%)	(0.60%)	(1.23%)	(1.52%)	(0.95%)	(0.71%)	(1.23%)	(1.33%)	(0.96%)	(0.70%)
Ratio of net investment loss to
average net assets, net of reimbursement	(0.69)%	(0.60%)	(1.16%)	(1.28%)	(0.93%)	(0.71%)	(1.11%)[3]	(1.33%)[3]	(0.96%)	(0.68%)
Portfolio turnover rate	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%	165.84%	121.12%	142.11%

1 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
2 These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
3 These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

PRIVACY NOTICE

At the Wall Street Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•	Account applications and other required forms
•	Written, oral, electronic or telephonic communications, and
•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER:
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

DIRECTORS:
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

PRINCIPAL OFFICERS:
Robert P. Morse, President
James L. Farrell, Jr., Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

CUSTODIAN:
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND
SHAREHOLDER SERVICING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen McCurdy, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market condition and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of the Fund's SAI on the Fund's website at www.thewallstreetfund.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Fund as shown below. You also may call the toll-free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (202) 551-8090 or by visiting the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company Act File No. 811-00515

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
1-800-443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com
PROSPECTUS April 30, 2006 A diversified mutual fund that Invests in common stocks of Growth-oriented companies.

THE WALL STREET FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2006

230 Park Avenue, Suite 1635, New York, New York 10169
Telephone: (212) 856-8250
1-800-443-4693
http://www.thewallstreetfund.com
email: mrl@thewallstreetfund.com

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Wall Street Fund, Inc. (the “Fund”), dated April 30, 2006. The Prospectus may be obtained by writing to the above address or by calling the above phone number.

The audited financial statements for The Wall Street Fund for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Fund’s Annual Report, filed electronically with the SEC on March 10, 2006.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
RISKS	5
INVESTMENT RESTRICTIONS	6
MANAGEMENT OF THE FUND	8
CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SECURITIES	10
PORTFOLIO TRANSACTIONS	10
PORTFOLIO HOLDINGS INFORMATION	12
TAX STATUS	13
PRINCIPAL UNDERWRITER	14
DETERMINATION OF NET ASSET VALUE	14
PURCHASE AND REDEMPTION SERVICES	15
SHARE PURCHASES	15
REDEMPTION OF SHARES	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
PROXY VOTING GUIDELINES	19
ANTI-MONEY LAUNDERING PROGRAM	21
GENERAL INFORMATION	21
FINANCIAL STATEMENTS	21

INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified open-end, management company. In order to achieve the “growth of capital” stated as the primary investment objective in the section of the Prospectus titled, “Investment Objective and Policies,” the management of the Fund looks for undervalued investments in economic areas experiencing growth. The Fund seeks quality, well-managed, companies with sustainable earnings growth, appropriate dividend policies, minimal or moderate debt, and valuable products or services. Financial ratios such as superior profit margins, return on equity, and cash flow as well as anticipated earnings growth are essential criteria. Growth characteristics of the Fund’s portfolio of investments are vital to meet the Fund’s primary investment objective as is the ability to control risk. Accordingly, prudent portfolio diversification is stressed. Seldom is more than 3% of the Fund’s net asset value (“NAV”) invested at cost in any one security.

Investment policies. It is the investment policy of the Fund to invest in common stocks, convertible securities, preferred stocks, corporate bonds and securities of the United States Government or its agencies without restrictions as to the proportions of its assets invested in any type of security, subject to its investment restrictions and diversification status. However, the Fund may invest more or less broadly than as stated above, including acquisition of debt securities, i.e. corporate bonds, convertible bonds and convertible preferreds. The Fund will purchase corporate bonds rated no lower than investment grade, BBB by Standard & Poor’s Corporation and Baa by Moody’s Investment Services, Inc. Investment grade bonds possess some speculative characteristics. The Fund may also purchase unrated bonds when in the opinion of the investment adviser such investments are of comparable quality. Investments in general will be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain an investment portfolio mixture of small, medium and large size companies, subject to the Fund’s investment restrictions and diversification status.

Equity securities. Equity securities generally entitle the holder to participate in a company’s general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends that are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

Corporate bonds. Corporate bonds represent an obligation of the corporate issuer to repay a loan of money to it, and generally, provides for the payment of interest. A corporate bond or debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding bonds before it declares and pays any dividend to holders of its equity securities. Bonds and other debt securities, such as notes, debentures, and commercial paper differ in the length of the issuer’s payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of corporate bonds and other debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of a bond generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s NAV per share.

Convertible securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Foreign securities. The Fund may purchase securities issued by companies organized in foreign countries provided that, as a result of any such purchase, not more than 20% of the value of the Fund’s total assets will be represented by such securities. The Fund does not anticipate having as a principal investment strategy investment in foreign securities. However, securities of companies located outside of the U.S. may offer signify profit opportunities, and therefore, the Fund may invest in foreign securities if these investments are consistent with the Fund’s investment objectives and policies.

The Fund may buy sponsored or unsponsored American Depositary Receipts (ADRs). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Please see “Risks - Foreign securities risk” for more information.

American Depositary Receipts (ADRs). Many securities of foreign issuers are represented by ADRs. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S. Please see “Risks - American Depositary Receipts risk” for more information.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

ADRs may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of an ADR. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the ADR.

Temporary investments. In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices that the manager believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CDs (subject to the 15% aggregate limit on the fund’s investment in illiquid securities), letters of credit and bankers’ acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P or Moody’s or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s; (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody’s; and (6) money market funds.

RISKS

There is no assurance that the Fund will meet its investment objectives. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund’s investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

Foreign securities risk. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in ADRs also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its NAV.

Certain countries’ financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund’s investments in foreign securities may increase the risks with respect to the liquidity of the fund’s portfolio. This could inhibit the Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Currency risk. Some of the Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

American Depositary Receipts (ADR) risk. ADRs reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Interest rate risk. To the extent the Fund invests in bonds or other debt securities, changes in interest rates will affect the value of the Fund’s portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Pursuant to such policies, the Fund may not:

1.	Invest more than 5% of its total assets (at the time of purchase) in any issuer (other than the U.S. Government, its agencies and instrumentalities).

2.
Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities of any such issuer.

3.	Concentrate more than 25% of the value of its assets in any one industry or any small group of related industries.

4.	Invest in other companies for the purpose of exercising control or management.

5.	Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

6.	Purchase or sell commodities or commodity contracts.

7.
Make loans to other persons; provided that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

8.	Underwrite the securities of other issuers except insofar as the Fund may technically be deemed an “underwriter” under the Securities Act of 1933, as amended, in selling portfolio securities.

9.
Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation.

10.	Purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof.

11.
Purchase the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions.

12.
Purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.

13.
Borrow money except as a temporary measure for extraordinary or emergency purposes and then only to an amount not exceeding 5% of the cost value of all its assets and for a period not exceeding 60 days.

14.	Pledge, mortgage or hypothecate its assets taken at market to an extent greater than 15% of its gross assets taken at cost.

15.	Permit its officers or directors or the officers or directors of its investment adviser to take long or short trading positions in Shares.

16.	Issue senior securities.

MANAGEMENT OF THE FUND

The property, business and affairs of the Fund are managed by a Board of Directors (the “Board”) that currently consists of five (5) members. In addition, the day-to-day operation of the Fund is directed by the Fund’s officers with oversight by the entire Board. The names, ages, addresses and information as to their principal business occupations during at least the last five years for each director and principal officer is set forth below in alphabetical order. The table below separates those directors that are not “interested persons” (“Independent Directors”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and those directors that are “interested persons” (“Interested Directors”).

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
Clifton H.W. Maloney 708 Third Avenue New York, NY 10017 Age: 68	Independent Director	Since 1985	President, C.H.W. Maloney & Co., Inc., an investment firm, since 1981.	1	Interpool, Inc.; Chromium Industries, Inc.; New York Foundation for Senior Citizens, Inc.; CIVITAS
Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 65	Independent Director	Since 1984	Chairman, Killowen Group, a consulting firm, since 1984; Senior Fellow, The Center for Naval Analyses; Senior Advisor, Center for International Studies, since 1987.	1	Vice Chairman, WTI; Chairman, IIIDi[2]

Interested Directors & Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
Laurence R. Golding 230 Park Avenue New York, NY 10169 Age: 49	Vice President	Since 1999	Managing Director and Principal, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 1996.	1	The Abbott House
Michael R. Linburn 230 Park Avenue New York, NY 10169 Age: 72	Chief Compliance Officer, Vice President and Secretary	Since 1993	Director of Marketing, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 1992.	1	Church of the Incarnation, New York City; The Stanley R. and Elisabeth G. Jacobs Foundation; eLot, Inc.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
James L. Farrell, Jr. Ph.D. 230 Park Avenue New York, NY 10169 Age: 67	Executive Vice President	Since 2002	Managing Director, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 2002; Chairman, Farrell - S.L. Investment Management, a subsidiary of Sumitomo Life Insurance Company 1999-2002; Chairman, Farrell - Wako Global Investment Management 1991-1999.	1	Chairman, Institute for Quantitative Research in Finance; Trustee, Research Foundation of The Association for Investment Management and Research
Robert P. Morse * 230 Park Avenue New York, NY 10169 Age: 60	Chairman, President and Director	Since 1984	President and a Director, Morse Williams & Co., Inc., investment counselors, an investment adviser affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984 and President and Director, Morse Williams Holding Co., Inc. since 1986.	1	English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; eLot, Inc.
Jian H. Wang 230 Park Avenue New York, NY 10169 Age: 42	Vice President and Treasurer	Since 1998	Senior Trader, Morse, Williams & Co., Inc., an investment adviser affiliate of the Fund, since 1998.	1	None

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended.

Board Interest in the Fund. As of December 31, 2005, the Directors own the following amounts in the Fund:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Clifton H.W. Maloney	$1-$10,000	$1-$10,000
Harlan K. Ullman, Ph.D.	$10,001-$50,000	$10,001-$50,000
Robert P. Morse*	Over $100,000	Over $100,000
* Denotes Interested Directors

Compensation.  For their service as Directors, the Independent Directors received a fee of $1,250 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The table below details the amount of compensation the Directors received from the Fund for the fiscal year ended December 31, 2005. The aggregate compensation is provided by the Fund. In addition, the Fund’s Directors were reimbursed for expenses in connection with the four Board Meetings held during the year. The Fund makes no payments of salary to any Officer in such capacity.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Directors
Clifton H.W. Maloney	$5,000	None	None	$5,000
Robert P. Morse**	None	None	None	None
Harlan K. Ullman	$6,778	None	None	$6,778
*	The “Fund Complex” includes only the Fund.
**	This Director is deemed to be an “interested person” of the Fund as defined by the 1940 Act.

Management Ownership. As of March 31, 2006, all officers and directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of 91,057 shares or approximately 4.48% of the Fund’s outstanding shares. Furthermore, neither the Independent Directors nor members of their immediate family own securities beneficially or of record in the Adviser, the principal underwriter or an affiliate of the Adviser or principal underwriter. Accordingly, neither the Independent Directors nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $60,000 and to which the Adviser, the principal underwriter or any affiliate thereof was a party.

Board Committees. The Fund has one standing committee: The Audit Committee. The Audit Committee is comprised exclusively of all of the Independent Directors. The Audit Committee typically meets once per year with respect to the Fund and met once with respect to the Fund’s last fiscal year. The functions of the Audit Committee are to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SECURITIES

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities or otherwise acknowledges the existence of control. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of March 31, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.17%	Record

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Wall Street Management Corporation (“Adviser” or “WSMC”). Officers of the Fund are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities. Portfolio turnover will be no more than is necessary to meet the Fund’s investment objectives. Under normal circumstances, it is anticipated that the Fund’s portfolio turnover will exceed 100%.

Portfolio changes will be made promptly in the event that the Fund’s investment adviser shall consider such action appropriate, without regard to the length of time any security involved was held or the impact of such changes on turnover consistent with the Fund’s objectives.

The portfolio turnover rate is calculated by dividing the lesser of the annual sales or purchases of portfolio securities by the monthly average value of the portfolio securities held by the Fund during the year (excluding all securities whose maturities or expiration dates at the time of acquisition were one year or less). A high portfolio turnover may result in higher brokerage costs and additional capital gains taxes.

During the past three fiscal years, the Fund’s portfolio turnover rate was as follows:

Portfolio Turnover Rate
For Fiscal Years Ended December 31,

2005	2004	2003
115.90%	149.32%	94.46%

When considering prospective investments, the Fund anticipates retaining securities purchased over a period of time. However, surveillance of the portfolio relative to alternative investments may lead to disposition of a security in a short period of time.

In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. Substantially all of the portfolio transactions are through brokerage firms that are members of the New York Stock Exchange, which is typically the most active market in the size of the Fund’s transactions and for the types of securities predominant in the Fund’s portfolio. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Brokerage allocation is reviewed regularly by both the Board of Directors of the Fund and the Adviser.

It is not the Fund’s practice to allocate brokerage or principal business on the basis of sales of its shares that may be made through various brokers or dealers. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agents in the purchase of the Fund’s shares for their clients. The Fund has developed policies to ensure that its selection of selling brokers for portfolio transactions is not influenced by considerations about the sale of Fund Shares.

Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of portfolio brokerage of other clients.

When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the Adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the past three fiscal years, the Fund paid the following brokerage commissions, to brokerage firms in connection with its purchases and sales of portfolio securities.

Brokerage Commissions
For Fiscal Years Ended December 31,

2005	2004	2003
$96,672	$146,878	$105,140

During the fiscal years ended December 31, 2003 through 2005, none of the brokers employed by the Fund (i) was an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund; (ii) was an affiliated person of such an affiliated person; or (iii) had an affiliated person who was also an affiliated person of the Fund or the Adviser. The Adviser may act as one of the Fund’s brokers in the purchase and sale of portfolio securities. In such case, the Adviser would execute such trade in accordance with Rule 17e-1 under the 1940 Act, which deals with affiliated brokerage transactions. The Adviser may be used as a broker where, in the judgment of Fund management, such firm would be able to obtain a price and execution at least as favorable as other qualified brokers. In 2005, the Adviser did not act as an executing broker for any portfolio transactions of the Fund.

PORTFOLIO HOLDINGS INFORMATION

The Fund maintains written policies and a procedure regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interest of the Fund’s shareholders. The officers of the Fund, on a regular basis, receive reports as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares.

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio on a daily basis. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. For example, the Fund may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit, which requires the Fund’s independent auditor to review the Fund’s portfolio. In addition, to the Fund’s fund accountant, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. Further, the Fund may disclose its portfolio holdings to printers for the purpose of preparing Fund regulatory filings, to other service providers such as proxy voting service providers or portfolio management data base providers in connection with their providing services to the Fund and to ranking organizations for use in developing a ranking for the Fund. Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolio or trading on portfolio holdings information unless specifically authorized by the Fund’s Chief Compliance Officer or another designated officer of the Fund.

The Fund also, at the end of each calendar quarter, lists the 15 largest holdings by percentage of assets, on its web site, but not earlier than five days after the end of the quarter.

Additionally, the Fund may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments, Vickers Stock Research, Interactive Data and other similar research organizations. The Fund’s management has determined that these organizations provide investors with a valuable service and therefore are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis, but not until such information is at least five to ten days old. Because the information that is provided is at least five to ten days old, the Fund has not required that these ranking organizations be subject to confidentiality agreements or trading prohibitions.

TAX STATUS

The following information supplements the information set forth in the Prospectus.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2005, the Fund had capital loss carryovers as follows:

Net Capital Loss Carryovers*	Capital Loss Carryover Expiration
$ 280,124	12/31/2011

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

The Fund utilized $1,599,088 in capital loss carryovers for the fiscal year ended December 31, 2005.

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income or qualified dividend income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

As a result of a recent federal tax legislation, qualifying distribution occurring in 2003 and later paid out of the Fund’s investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund’s total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the IRS will require that you report a gain or loss on your redemption. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

If you are a corporate shareholder, you should note that some percentage of the dividends paid by the Fund might qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

As a result of a federal tax legislation, qualifying distributions occurring in 2003 and later paid out of the Fund’s investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.

PRINCIPAL UNDERWRITER

WSMC, the Fund’s principal underwriter or distributor, offers Shares of the Fund on a continuous basis. Set forth below is a Table listing all commissions and other aggregate compensation received by WSMC from the Fund for the calendar year ended December 31, 2005.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Wall Street Management Corp	None	None	None	$124,689(1)
(1)	Other compensation is comprised of advisory fees ($83,126) and shareholder servicing fees ($41,563) earned by WSMC in its capacity as Adviser during the calendar year ended December 31, 2005.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per share is determined as of the close of business on the NYSE (currently, 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily as is practicable. Dividends receivable are treated as assets from the date on which securities go ex-dividend and interest on bonds or other interest-bearing securities is accrued daily.

An example of how the Fund calculated its NAV per share as of December 31, 2005 is as follows:

Net Assets	=	NAV Per Share
Shares Outstanding

$17,470,251	=	$8.42
2,074,882

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Board of Directors pursuant to pricing procedures adopted by the Board. In determining fair value, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the last bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

PURCHASE AND REDEMPTION SERVICES

The Fund reserves the right in certain circumstances to:

•	Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Fund’s special investment programs.

•	Begin charging a fee for certain redemption services and to change the service upon 60 days written notice to you.

•	Begin charging a fee for the systematic withdrawal plan upon 30 days written notice to you.

•	Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

SHARE PURCHASES

The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is received by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information.

Upon purchase, the proper number of full and fractional shares are credited to your account and confirmed by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”).

Retirement Plans. Shares may be purchased by virtually all types of tax deferred retirement plans. Please contact the Fund at 1-800-443-4693 to obtain plan forms and/or custody agreements for the following:

•	Individual Retirement Accounts

•	Roth IRA Accounts

•	Coverdell Educational Savings Accounts

•	Simplified Employee Pension Plans

U.S. Bank, National Association serves as fiduciary and custodian of the above-mentioned retirement plans. Dividends and distributions will be automatically reinvested without a sales charge. For further details, including rights of revocation, fees charged, tax consequences and redemption information, see the specific plan documents that can be obtained from the Fund. Investors should consult with their tax advisor before establishing any of the tax-deferred retirement plans listed above.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

The Fund may accept investments in kind of stocks based on judgments as to whether, in each case, acceptance of stock will allow the Fund to acquire the stock at no more than the net cost of acquiring it through normal channels, and whether the stock has restrictions on its sale by the Fund under the Securities Act of 1933. Fund shares purchased in exchange for stocks are issued at NAV.

The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment.

REDEMPTION OF SHARES

The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund’s transfer agent cannot process transaction requests that are not complete and in good order as defined in the prospectus. We must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund’s Board of Directors under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission (“SEC”) may by order permit for the protection of the Fund’s shareholders.

All redemption and repurchase payments will be made by check, except that if the Board determines that it is in the best interest of the remaining Stockholders, redemptions and repurchases may be made in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed in determining NAV, and selecting the securities in such manner as the Board may deem fair and equitable. Redemptions made in kind are taxable transactions. In such event, the Fund may comply with Rule 18f-1 promulgated by the SEC under Section 18(f) of the 1940 Act, pursuant to which the Fund, upon filing a notification of election with the SEC, would redeem and repurchase Shares solely in cash during any 90-day period for any one Stockholder up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such 90-day period. In the event of redemptions or repurchases in kind, a stockholder may incur brokerage commissions in realizing cash thereon.

Because the NAV of a Share fluctuates as a result of changes in the value of securities owned by the Fund, the amount received upon redemption may be more or less than the amount paid for such Shares.

Systematic Withdrawal Plan. The payments specified by an investor will be made out of the proceeds of redemption of Shares credited to his account. Accordingly, since the withdrawal payments represent the proceeds for Share redemptions, an investor’s invested capital will be reduced to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested on his Shares. Continued withdrawals in excess of current income risk the exhaustion of invested capital.

All dividends and distributions of Shares are reinvested in additional Shares at NAV per Share, that is, without sales charge.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About Adviser. WSMC, the Fund’s investment adviser and principal underwriter, with principal offices at 230 Park Avenue, Suite 1635, New York, New York 10169 is a Massachusetts corporation organized on September 15, 1954. It has served as the Fund’s investment adviser since its organization.

WSMC has 6,520 shares of capital stock outstanding, 100% of which are owned by Morse, Williams & Co., Inc. (“MWC”). Morse Williams Holding Co., Inc. (“Holding”), a Delaware corporation, owns 92% of the issued and outstanding shares of capital stock of MWC. Robert P. Morse is the sole director of Holding and owns 100% of the outstanding Common Stock of Holding and 100% of the Preferred A Voting Stock of Holding. Such ownership of the Preferred A Voting Stock gives Mr. Morse sole management control of Holding. The principal business address of Holding and Robert P. Morse is 230 Park Avenue, Suite 1635, New York, New York 10169. Mr. Morse is the President and sole Director of WSMC and Holding and also is President and a Director of MWC and the Fund. Mr. Morse has been responsible for the day-to-day management of the Fund’s portfolio since 1984.

The Advisory Agreement. WSMC furnishes investment advisory research, statistical and managerial services and provides the Fund with a continuous investment program pursuant to an Investment Advisory Contract (the “Advisory Agreement”). Under the Advisory Agreement the Fund pays its own expenses including interest charges; taxes; costs of purchasing and selling securities for its portfolio; rent; expenses of redemption of shares; auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses as are filed with any federal or state agency, regulatory authority or governmental department; directors’ fees and expenses necessarily incurred by directors in attendance at directors’ meetings; expenses of administrative personnel and administrative services; custodian fees; fees of the transfer agent, the registrar and the dividend disbursing agent; cost of stock certificates and corporate reports; all other printing expenses not specifically allocated to WSMC under the Agreement; costs in connection with Board meetings and meetings of Stockholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

The Advisory Agreement provides that it shall continue in effect for a period of two years from its effective date and that it may be continued from year to year thereafter only if specifically approved at least annually by a vote of a majority of the Board, or by the vote of a majority of the Fund’s outstanding voting securities. In either case, each continuance must be approved by a majority vote of the directors who are not parties to such contract or “interested persons” of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose.

The Advisory Agreement may be amended or modified only by the vote of a majority of the Fund’s outstanding voting securities and a majority of the Board, including a majority of such directors who are not parties of the Agreement or “interested persons” of any such party (other than as directors of the Fund).

The Advisory Agreement may be terminated, without penalty, on 60 days’ written notice to WSMC, by the Board or by the vote of a majority of the Fund’s outstanding voting securities. It automatically terminates upon its “assignment” within the meaning of Section 2(a)(4) of the 1940 Act.

Description of the Advisory Fee. The Advisory Agreement provides for an advisory fee equal to 0.50% of the Fund’s net assets on an annualized basis. Such advisory fee is calculated and paid monthly.

The following aggregate management fees, net of waiver, were paid to the Adviser during the three most recent fiscal years:

Advisory Fees
For Fiscal Years Ended December 31,

2005	2004	2003
$83,126	$85,633	$61,019

Expense Limitation. The Advisory Agreement provides an overall limitation of the total expenses of the Fund as follows: if the normal operating expenses of the Fund for any year, including the advisory fee computed above (but excluding taxes, interest, brokerage fees, and extraordinary legal, auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund), exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the average daily NAV, then the excess of the expenses will be refunded by WSMC to the Fund. WSMC will waive collection of any or all of its advisory fee to reflect any required expense reimbursement.

Portfolio Manager

Mr. Robert P. Morse is the portfolio manager responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by Mr. Morse and the total assets in the accounts managed within various categories.

The portfolio manager does not serve as the portfolio manager for any registered investment companies other than the Fund and does not serve as portfolio manager for any other pooled investment vehicles. The portfolio manager serves as portfolio manager for 30 other accounts having assets of $250,000,000, none of which accounts is charged an advisory fee based on the performance of the account.

Material Conflict of Interest. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, Mr. Morse will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Morse. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. Mr. Morse’s compensation is made up of a fixed salary which is paid by the parent company of the Adviser, MWC. Mr. Morse receives no performance-based compensation in the form of bonuses or deferred compensation.

Securities Owned in the Fund by Portfolio Manager. As of December 31, 2005, Mr. Morse owned shares of the Fund having a value between $100,001 and $500,000.

The Underwriting Agreement. WSMC also acts as the principal underwriter for the Fund pursuant to an Underwriting Agreement with the Fund (the “Underwriting Agreement”), which provides that WSMC shall use its best efforts to find purchasers for authorized but unissued Shares, with WSMC paying all expenses in connection therewith.

The Underwriting Agreement provides that it shall continue in effect for a period of more than two years from the date thereof only so long as such continuance is specifically approved at least annually by the Board including the vote of a majority of the directors who are not parties to such contract or “interested persons” of any such party to the contract (other than as directors of the Fund) cast in person at a meeting called for that purpose.

Either the Fund or WSMC may terminate the Underwriting Agreement on any date by giving the other party at least six months’ prior written notice of such termination and the Fund may terminate the Underwriting Agreement at any time upon any failure by WSMC to fulfill its obligations as underwriter under such agreement. The Underwriting Agreement also provides that it shall automatically terminate in the event of its assignment within the meaning of Section 2(a)(4) of the 1940 Act.

During the fiscal years ended December 31, 2003 through 2005, the total amount of underwriting commissions paid or accrued to WSMC under the Underwriting Agreement after deducting $0 in dealer allowances for each year was:

Underwriting Commissions Paid
For Fiscal Years Ended December 31,

2005	2004	2003
$0	$0	$0

Shareholder Servicing Agreement. The Fund has entered into a shareholder servicing agreement (a ”Servicing Agreement”) with the Adviser under which the Adviser may provide, or arrange for other qualified financial institutions to provide, various shareholder and account services. These services include: responding to shareholder inquiries, assisting shareholders with purchases and redemptions, and furnishing Fund communications to shareholders. For these services, the Fund pays the Adviser a fee of 0.25% of the average daily net assets of the Investor Shares owned by investors for which the Adviser and other shareholder servicing agents maintain a servicing relationship. During the past three fiscal years, the Fund paid the following in Shareholder Servicing Fees:

Shareholder Servicing Fees
For Fiscal Years Ended December 31,

2005	2004	2003
$41,563	$42,816	$35,472

Administrator. Pursuant to a Fund Administrative Services Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”) is the Fund’s administrator. As such, USBFS provides all necessary bookkeeping, financial statements, federal state, and local tax returns. The Fund incurred the following expenses for fund administration services during the previous three fiscal years:

Fund Administrative Expenses
For Fiscal Years Ended December 31,

2005	2004	2003
$37,890	$34,709	$31,990

Fund Accounting and Transfer Agent. USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, U.S. Bancorp will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accountant fee for the Fund, which will be billed on a monthly basis. Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee, which will be billed on a monthly basis.

Custodian. The Custodian for the Fund is U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201-0701, an affiliate of USBFS. As Custodian, U.S. Bank, N.A. holds all of securities and cash owned by the Fund. The Bank of New York was the Fund’s previous custodian.

Independent Registered Public Accounting Firm. Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145-1524, is the Fund’s independent registered public accounting firm. The Fund’s financial statements are audited annually by Cohen McCurdy, Ltd. and approved by the Board of Directors each year, and in years in which a shareholder meeting is held the Directors may submit their selection of independent registered public accounting firm to shareholders for ratification.

PROXY VOTING GUIDELINES

These guidelines are designed to reflect the fiduciary duty to vote proxies in favor of shareholder interests. In determining votes, the Adviser will not subordinate the economic interest of the Fund to any other entity or interested party. The following guidelines will be used for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Fund. Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Reincorporation
•	Changes in capitalization
•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals. Proxies will generally be voted against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Each issue will be reviewed on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund is required to file Form N-PX; with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free 1-800-443-4693 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

Description of Shares. The Fund was organized as a Maryland corporation on December 26, 1945 and has an authorized capital of 5,000,000 shares. Each Share has equal voting, dividend, redemption and liquidation rights. There is no limitation on transferability, and no Share is subject to further call by the Fund. The Shares have non-cumulative voting rights, which means that the holders of more than 50 percent of the Shares voting for the election of directors can elect 100 percent of the directors if they choose to do so, and, in such event, the holders of the remaining Shares voting for the election of directors will not be able to elect any person or persons to the Board. In addition, directors of the Fund elected by the shareholders serve until a successor is elected and assumes office. The Fund, consistent with applicable Maryland law, does not hold an annual meeting of shareholders in any year in which such a meeting is not required under state law or the 1940 Act. The fiscal year of the Fund ends on December 31 of each year.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended December 31, 2005 are incorporated herein by reference to the Fund’s Annual Report, filed electronically with the SEC on March 10, 2006. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and the report of the Fund’s independent registered public accounting firm, Cohen McCurdy, Ltd.

THE WALL STREET FUND, INC.
PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)	Articles of Incorporation

(1)	Articles of Incorporation dated December 21, 1945.(1)

(2)	Articles of Amendment to Registrant’s Articles of Incorporation as filed with the State Department of Assessments and Taxation of Maryland, dated March 19, 1946.(1)

(3)	Articles of Amendment to Registrant’s Articles of Incorporation as filed with the State Department of Assessments and Taxation of Maryland, dated September 29, 1969.(1)

(b)	Amended and Restated Bylaws (and all amendments thereto).(6)

(c)	Instruments Defining Rights of Security Holders - Incorporated by reference to the Articles of Incorporation.

(d)	Investment Advisory Agreement (1)

(e)	Underwriting Agreement (1)

(f)	Bonus or Profit Sharing Contracts — Not applicable.

(g)	Custody Agreement (4)

(h)	Other Material Contracts

(1)	Fund Administration Servicing Agreement (4)

(2)	Transfer Agent Servicing Agreement (4)

(3)	Fund Accounting Servicing Agreement (4)

(4)	Shareholder Servicing (3)

(5)	Power of Attorney (4)

(i) Opinion and Consent of Counsel - not applicable.

(j) Consent of Independent Registered Public Accounting Firm - is filed herewith.

(k) Omitted Financial Statements — Not applicable.

(l) Form of Agreement Relating to Initial Capital— Not applicable.

(m) Rule 12b-1 Plan — Not applicable.

(n) Rule 18f-3 Plan — Not applicable.

(o) Reserved.

(p) Code of Ethics (4)

(1) Previously filed with Post-Effective Amendment No. 54 to Registrant’s Registration Statement dated April 30, 1999.
(2) Previously filed with Post-Effective Amendment No. 51 to Registrant’s Registration Statement on April 30, 1997.
(3) Previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on May 1, 2001.
(4) Previously filed with Post-Effective Amendment No. 57 to Registrant’s Registration Statement on September 27, 2001.
(5) Previously filed with Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on April 30, 1992.
(6) Previously filed with Post-Effective Amendment No. 62 to Registrant's Registration Statement filed on April 27, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Item 4 of Part II of Post-Effective Amendment No. 37 to Registrant’s Registration Statement, filed with the Commission on May 28, 1981, is hereby incorporated by reference.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Bylaws and Paragraph 6 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Adviser.

The principal business of Wall Street Management Corporation is the Adviser of the Wall Street Fund, Inc. See captions “Management of the Fund” in the Prospectus and “Investment Advisory and Other Services” in the Statement of Additional Information.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated January 19, 2006. The Advisor’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a)	None.

(b)	To the best of Registrant's knowledge, the directors and executive officers of Wall Street Management Corporation are as follows:

Name and Principal Business Address	Position and Offices Wall Street Management Corporation	Positions and Offices with Registrant
Robert P. Morse	President and Director	President, Director and Chairperson
Michael R Linburn	Secretary & Treasurer	Vice President & Secretary
Jian H. Wang	Vice President	Vice President & Treasurer
The address of each of the foregoing is 230 Park Avenue, Suite 1635, New York, New York 10169.

(c)	Not Applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Investment Adviser and Principal Underwriter	Wall Street Management Corporation 230 Park Avenue, Suite 1635 New York, New York 10169
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, Ohio 54202

Item 29. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 27th day of April, 2006.

THE WALL STREET FUND, INC.

By:  /s/Robert P. Morse
Robert P. Morse
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 27, 2006 by the following persons in the capacities indicated.

Signature	Title

President, Director and Chairperson
Robert P. Morse

Clifton H.W. Maloney *	Independent Director
Clifton H.W. Maloney

Harlan K. Ullman, Ph.D.*	Independent Director
Harlan K. Ullman, Ph.D.

Michael R. Linburn*	Vice President and Secretary
Michael R. Linburn

Jian H. Wang *	Vice President and Treasurer
Jian H. Wang

Laurence R. Golding *	Vice President
Laurence R. Golding

* By	Robert P. Morse Attorney-in-Fact pursuant to Power of Attorney dated September 13, 2001.

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	EX.99.j.